                                                                       Exhibit 4
================================================================================


                      LIBERTY PROPERTY LIMITED PARTNERSHIP
                                     ISSUER

                                       TO

                       THE FIRST NATIONAL BANK OF CHICAGO
                                     TRUSTEE


                                   -----------

                          FIRST SUPPLEMENTAL INDENTURE

                           DATED AS OF AUGUST 14, 1997

                                   -----------


                    $100,000,000 7.10% SENIOR NOTES DUE 2004

                    $100,000,000 7.25% SENIOR NOTES DUE 2007


                                   -----------


                            SUPPLEMENT TO INDENTURE,
                      DATED AS OF AUGUST 14, 1997, BETWEEN
                    LIBERTY PROPERTY LIMITED PARTNERSHIP AND
                       THE FIRST NATIONAL BANK OF CHICAGO


================================================================================

                  FIRST SUPPLEMENTAL INDENTURE, dated as of August 14, 1997, between LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "Issuer"), having its principal offices at 65 Valley Stream Parkway, Malvern, Pennsylvania 19355, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association organized under the laws of the United States of America, as trustee (the "Trustee"), having its Corporate Trust Office at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126.


                                    RECITALS

                  WHEREAS, the Issuer executed and delivered its Indenture (the "Original Indenture"), dated as of August 14, 1997, to the Trustee to issue from time to time for its lawful purposes debt securities evidencing its unsecured indebtedness.

                  WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Issuer may create one or more series of its debt securities and establish the form and terms and conditions thereof.

                  WHEREAS, the Issuer intends by this Supplemental Indenture to
(i) create a series of debt securities, in an aggregate principal amount not to exceed $100,000,000, entitled "Liberty Property Limited Partnership 7.10% Senior Notes due 2004" (the "2004 Notes"); (ii) create a series of debt securities, in an aggregate principal amount not to exceed $100,000,000, entitled "Liberty Property Limited Partnership 7.25% Senior Notes due 2007" (the "2007 Notes, and together with the 2004 Notes, the "Notes"); and (iii) establish the form and the terms and conditions of such Notes.

                  WHEREAS, the Board of Trustees of Liberty Property Trust, the general partner of the Issuer, has approved the creation of the Notes and the form, terms and conditions thereof.

                  WHEREAS, the consent of Holders to the execution and delivery of this Supplemental Indenture is not required, and all other actions required to be taken under the Original Indenture with respect to this Supplemental Indenture have been taken.

                  NOW, THEREFORE IT IS AGREED:


                                 ARTICLE ONE
  Definitions, Creation, Form and Terms and Conditions of the Debt Securities

         SECTION 1.01   Definitions. Capitalized terms used in this Supplemental
                        -----------
Indenture and not otherwise defined shall have the meanings ascribed to them in the Original Indenture. In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

                  "Global Note" means a single fully-registered global note in book-entry form, without coupons, substantially in the form of Exhibit A or Exhibit B attached hereto.

     "Indenture" means the Original Indenture as supplemented by this First Supplemental Indenture.

                  "Intercompany Debt" means Debt to which the only parties are the Trust, any of its subsidiaries, the Issuer and any Subsidiary, or Debt owed to the Trust arising from routine cash management practices, but only so long as such Debt is held solely by any of the Trust, any of its subsidiaries, the Issuer and any Subsidiary.

                  "Notes" means the 2004 Notes together with the 2007 Notes.

                  "2004 Notes" means the Issuer's 7.10% Senior Notes due August 15, 2004, a form of which is attached hereto as Exhibit A.

                  "2007 Notes" means the Issuer's 7.25% Senior Notes due August 15, 2007, a form of which is attached hereto as Exhibit B.

         SECTION 1.02   Creation of the Debt Securities. In accordance with
                        -------------------------------
Section 301 of the Original Indenture, the Issuer hereby creates each of the 2004 Notes and the 2007 Notes as separate series of its debt securities issued pursuant to the Indenture. The 2004 Notes shall be issued in an aggregate principal amount not to exceed $100,000,000. The 2007 Notes shall be issued in an aggregate principal amount not to exceed $100,000,000.

         SECTION 1.03   Form of the Debt Securities. Each series of Notes will
                        ---------------------------
be represented by a single fully-registered global note in book-entry form, without coupons, registered in the name of the nominee of DTC. The 2004 Notes shall be in the form of Exhibit A attached hereto and the 2007 Notes shall be in the form of Exhibit B attached hereto. So long as DTC, or its nominee, is the registered owner of a Global Note, DTC or its nominee, as the case may be, will be considered the sole owner or holder of the Notes represented by such Global Note for all purposes under the Indenture. Ownership of beneficial interests in the Global Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC (with respect to beneficial interests of participants) or by participants or persons that hold interests through participants (with respect to beneficial interests of beneficial owners).

         SECTION 1.04   Terms and Conditions of the Debt Securities. The Notes
                        -------------------------------------------
shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this First Supplemental Indenture, and in particular, the following provisions shall be terms of the Notes:

     (a)   Optional Redemption. The Issuer may redeem the Notes of either or
           -------------------
both series at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the Redemption Price.

     If notice of redemption has been given as provided in the Original Indenture and funds for the redemption of any Notes called for redemption shall have been made available on the

Redemption Date referred to in such notice, such Notes will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Notes from and after the Redemption Date will be to receive payment of the Redemption Price upon surrender of such Notes in accordance with such notice.

         Notice of any optional redemption of any Notes will be given to Holders at their addresses, as shown in the security register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

         If all or less than all of the Notes of any series are to be redeemed at the option of the Issuer, the Issuer will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed, if less than all of the Notes of any series are to be redeemed, and their Redemption Date. The Trustee shall select, in such manner as it shall deem fair and appropriate, no less than 60 days prior to the date of redemption, the Notes to be redeemed in whole or in part.

         (b)   Payment of Principal and Interest. Principal and interest
               ---------------------------------
payments on interests represented by a Global Note will be made to DTC or its nominee, as the case may be, as the registered owner of such Global Note. All payments of principal and interest in respect of the Notes will be made by the Issuer in immediately available funds.

         (c)   Applicability of Defeasance or Covenant Defeasance. The
               --------------------------------------------------
provisions of Article 14 of the Original Indenture shall apply to the Notes.

                                   ARTICLE TWO
                              Additional Covenants

         The Notes shall be governed by all the covenants contained in the Original Indenture, as supplemented by this First Supplemental Indenture, and in particular, this First Supplemental Indenture amends Section 1004 of the Original Indenture to read as follows:

         "SECTION 1004.  Limitations on Incurrence of Debt.

         (a) The Issuer will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, that is subordinate in right of payment to the Notes, if, immediately after giving effect to the incurrence of such Debt and the application of the proceeds thereof, the aggregate principal amount of all outstanding Debt of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) the Issuer's Adjusted Total Assets as of the end of the most recent fiscal quarter prior to the incurrence of such additional Debt and (ii) the increase in Adjusted Total Assets since the end of such quarter (including any increase resulting from the incurrence of additional Debt).

         (b) The Issuer will not, and will not permit any Subsidiary to, incur any Debt if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge on the date on which such additional Debt is to be incurred would have been less than 1.5 to 1, on a pro forma basis, after giving effect to the incurrence of such Debt and to the application of the proceeds thereof.

         (c) The Issuer will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind upon any of the properties of the Issuer or any Subsidiary ("Secured Debt"), whether owned at the date hereof or hereafter acquired, if, immediately after giving effect to the incurrence of such Secured Debt and the application of the proceeds thereof, the aggregate principal amount of all outstanding Secured Debt of the Issuer and its Subsidiaries on a consolidated basis is greater than 40% of the sum of (i) the Issuer's Adjusted Total Assets as of the end of the most recent fiscal quarter prior to the incurrence of such additional Debt and (ii) the increase in Adjusted Total Assets since the end of such quarter (including any increase resulting from the incurrence of additional
Debt).

         (d) The Issuer will at all time maintain an Unencumbered Total Asset Value in an amount not less than 150% of the aggregate principal amount of all outstanding unsecured Debt of the Issuer and its Subsidiaries on a consolidated basis.

               For purposes of the foregoing provisions regarding the limitation on the incurrence of Debt, Debt shall be deemed to be "incurred" by the Issuer or a Subsidiary whenever the Issuer or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof."


                                  ARTICLE THREE
                                     Trustee

         SECTION 3.01   Trustee. The Trustee shall not be responsible in any
                        -------
manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution thereof by the Issuer. The recitals of fact contained herein shall be taken as the statements solely of the Issuer, and the Trustee assumes no responsibility for the correctness thereof.


                                  ARTICLE FOUR
                            Miscellaneous Provisions

         SECTION 4.01   Ratification of Original Indenture. This Supplemental
                        ----------------------------------
Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

         SECTION 4.02   Effect of Headings. The Article and Section headings
                        ------------------
herein are for convenience only and shall not affect the construction hereof.

         SECTION 4.03   Successors and Assigns. All covenants and agreements in
                        ----------------------
this Supplemental Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         SECTION 4.04   Separability Clause.  In case any one or more of the
                        -------------------
provisions contained in this Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 4.05   Governing Law. This Supplemental Indenture shall be
                        -------------
governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act, that are required to be part of this Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

         SECTION 4.06   Counterparts. This Supplemental Indenture may be
                        ------------
executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                        LIBERTY PROPERTY LIMITED PARTNERSHIP

                                           By:   Liberty Property Trust,
                                                     as its sole General Partner


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:


Attest:


---------------------------------
Name:
Title:



                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                              as Trustee


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:
Attest:


---------------------------------
Name:
Title:

STATE OF ___________                        )
                                            ) ss:
COUNTY OF __________                        )

         On the ___________ day of August 1997, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _____________________________________, that he/she is
________________ of LIBERTY PROPERTY TRUST, the sole general partner of LIBERTY PROPERTY LIMITED PARTNERSHIP, one of the parties described in and which executed the foregoing instrument, and that he/she signed his/her name thereto by authority of the Board of Trustees.

[Notarial Seal]


                                            ------------------------------------
                                            Notary Public
                                            COMMISSION EXPIRES

STATE OF ____________                       )
                                            ) ss:
COUNTY OF ____________                      )


         On the __________ day of August 1997, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _____________________________________, that he/she is a _______________ of THE FIRST NATIONAL BANK OF CHICAGO, one of the parties described in and which executed the foregoing instrument, and that he/she signed his/her name thereto by authority of the Board of Directors.

[Notarial Seal]


                                            ------------------------------------
                                            Notary Public
                                            COMMISSION EXPIRES

                                                                       Exhibit A
                                                                       ---------


THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.


REGISTERED                                                          REGISTERED

NO. [__________]                                              PRINCIPAL AMOUNT

CUSIP NO. [___________]                                           $100,000,000


                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                           7.10% Senior Notes due 2004

                  Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of One Hundred Million Dollars on August 15, 2004 (the "Maturity Date"), and to pay interest thereon from August 19, 1997 (or from the most recent interest payment date to which interest has been paid or duly provided for), semi-annually in arrears on February 15 and August 15 of each year (each, an "Interest Payment Date"), commencing on February 15, 1997, and on the Maturity Date, at the rate of 7.10% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the "Record Date" for such payment, which will be 15 days (regardless of whether such day is a Business Day (as defined below)) prior to such payment date or the Maturity Date, as the case may be. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such record date, and shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not be more than 15 days and not less than 10 days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 days preceding such subsequent record date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the corporate trust office of the Trustee at One First National Plaza, Chicago, Illinois 60670-0126, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debt.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including August 19, 1997, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), the required payment of interest or principal or both, as the case may be, will be made on the next Business Day with the same force and effect as if it were made on the date such payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York or Chicago are authorized or required by law, regulation or executive order to close.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture referred to on the reverse hereof or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under such Indenture.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.


Dated: August __, 1997



                                           LIBERTY PROPERTY LIMITED PARTNERSHIP,
                                                 as Issuer

                                           By:   LIBERTY PROPERTY TRUST,
                                                  as its sole General Partner


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION



                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                                 as Trustee


                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                [REVERSE OF NOTE]

                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                           7.10% Senior Notes due 2004


                  This security is one of a duly authorized issue of debentures, notes, bonds, or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture dated as of August 14, 1997 (herein called the "Indenture"), duly executed and delivered by the Issuer to The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this security reference is hereby made for a description of the rights, limitations of rights, obligations, duties, and immunities thereunder of the Trustee, the Issuer, and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This security is one of a series designated as the 7.10% Notes due August 15, 2004 of the Issuer, limited in aggregate principal amount to $100,000,000.

                  In case an Event of Default with respect to this security shall have occurred and be continuing, the principal hereof and Make-Whole Amount, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Issuer may redeem this security at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of this security being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to this security. Notice of any optional redemption of any Securities will be given to Holders at their addresses, as shown in the security register for the Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Securities held by such Holder to be redeemed.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Security so affected, (i) change the Stated Maturity of the principal of (or premium or Make-Whole Amount, if any, on) or any installment of interest on, any such Security; (ii) reduce the principal amount of, or the rate or amount of interest on, or any premium payable on redemption of the Securities, or adversely affect any right of repayment of the Holder of any Securities; (iii) change the place of payment, or the coin or currency, for payment of principal or premium, if any, or interest on the Securities; (iv) impair the right to institute suit for the enforcement of any payment on or with respect to the Securities on or after the stated maturity of any such Security; (v) reduce the above-stated percentage in principal amount of outstanding Securities the consent of whose Holders is necessary to modify or amend the Indenture, for any waiver with respect to the Securities or to waive compliance with certain provisions of the Indenture or certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture; or (vi) modify any of the foregoing provisions or any of the provisions relating to the waiver of certain past defaults or certain covenants, except to increase the required percentage to effect such action or to provide that certain other provisions of the Indenture may not be modified or waived without the consent of the Holder of each Security. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all series of Securities) may on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be) waive any such past default or Event of Default and its consequences, prior to any declaration accelerating the maturity of such Securities, or, subject to certain conditions, may rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities that may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this security or such other securities.

                  No reference herein to the Indenture and no provision of this security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any Make-Whole Amount and interest on this security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  This security is issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. Securities may be exchanged for a like aggregate principal amount of securities of this series of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of Securities at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of the same series of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee or any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this security is registered as the absolute owner of this security (whether or not this security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and Make-Whole Amount, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  The Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this security.

                                                                       Exhibit B
                                                                       ---------

THIS NOTE IN IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.


REGISTERED                                                        REGISTERED

NO. [__________]                                            PRINCIPAL AMOUNT

CUSIP NO. [__________]                                          $100,000,000


                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                           7.25% Senior Notes due 2007

                  Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of One Hundred Million Dollars on August 15, 2007 (the "Maturity Date"), and to pay interest thereon from August 19, 1997 (or from the most recent interest payment date to which interest has been paid or duly provided for), semi-annually in arrears on February 15 and August 15 of each year (each, an "Interest Payment Date"), commencing on February 15, 1997, and on the Maturity Date, at the rate of 7.25% per annum, until payment of said principal sum has been made or duly provided for.

                  The interest so payable and punctually paid or duly provided for on any Interest Payment Date and on the Maturity Date will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the "Record Date" for such payment, which will be 15 days (regardless of whether such day is a Business Day (as defined below)) prior to such payment date or the Maturity Date, as the case may be. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such record date, and shall be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent record date for the payment of such defaulted interest (which shall be not more than 15 days and not less than 10 days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 days preceding such subsequent record date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  The principal of this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the corporate trust office of the Trustee at One First National Plaza, Chicago, Illinois 60670-0126, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debt.

                  Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including August 19, 1997, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), the required payment of interest or principal or both, as the case may be, will be made on the next Business Day with the same force and effect as if it were made on the date such payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York or Chicago are authorized or required by law, regulation or executive order to close.

                  Payments of principal and interest in respect of this Note will be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be entitled to the benefits of the Indenture referred to on the reverse hereof or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under such Indenture.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.


Dated: August  , 1997



                                    LIBERTY PROPERTY LIMITED PARTNERSHIP,
                                             as Issuer

                                    By:      LIBERTY PROPERTY TRUST,
                                             as its sole General Partner


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION



                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.



                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                                 as Trustee


                                           By:
                                              ----------------------------------
                                              Authorized Officer

                                [REVERSE OF NOTE]

                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                           7.25% Senior Notes due 2007


                  This security is one of a duly authorized issue of debentures, notes, bonds, or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture dated as of August 14, 1997 (herein called the "Indenture"), duly executed and delivered by the Issuer to The First National Bank of Chicago, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto relating to this security reference is hereby made for a description of the rights, limitations of rights, obligations, duties, and immunities thereunder of the Trustee, the Issuer, and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto. This security is one of a series designated as the 7.25% Notes due August 15, 2007 of the Issuer, limited in aggregate principal amount to $100,000,000.

                  In case an Event of Default with respect to this security shall have occurred and be continuing, the principal hereof and Make-Whole Amount, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

                  The Issuer may redeem this security at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of this security being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to this security. Notice of any optional redemption of any Securities will be given to Holders at their addresses, as shown in the security register for the Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Securities held by such Holder to be redeemed.

                  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Security so affected, (i) change the Stated Maturity of the principal of (or premium or Make-Whole Amount, if any, on) or any installment of interest on, any such Security; (ii) or reduce the principal amount of, or the rate or amount of interest on, or any premium payable on redemption of the Securities, or adversely affect any right of repayment of the Holder of any Securities; (iii) change the place of payment, or the coin or currency, for payment of principal or premium, if any, or interest on the Securities; (iv) impair the right to institute suit for the enforcement of any payment on or with respect to the Securities on or after the stated maturity of any such Security; (v) reduce the above-stated percentage in principal amount of outstanding Securities the consent of whose Holders is necessary to modify or amend the Indenture, for any waiver with respect to the Securities, or to waive compliance with certain provisions of the Indenture or certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture; or (vi) modify any of the foregoing provisions or any of the provisions relating to the waiver of certain past defaults or certain covenants, except to increase the required percentage to effect such action or to provide that certain other provisions of the Indenture may not be modified or waived without the consent of the Holder of each Security. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all series of Securities) may on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be) waive any such past default or Event of Default and its consequences, prior to any declaration accelerating the maturity of such Securities, or, subject to certain conditions, may rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities that may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this security or such other securities.

                  No reference herein to the Indenture and no provision of this security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any Make-Whole Amount and interest on this security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

                  This security is issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. Securities may be exchanged for a like aggregate principal amount of securities of this series of other authorized denominations at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of Securities at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of the same series of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Issuer, the Trustee or any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this security is registered as the absolute owner of this security (whether or not this security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and Make-Whole Amount, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                  The Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

                  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this security.